Exhibit 10.11

JOINDER AGREEMENT

          THIS JOINDER AGREEMENT is executed and delivered by LabOne, Inc., a Missouri corporation; Central Plains Laboratories, LLC, a Kansas limited liability company; LabOne of Ohio, Inc., a Delaware corporation; ExamOne World Wide, Inc., a Pennsylvania corporation; and Systematic Business Services, Inc., a Missouri corporation (collectively, “New Sellers”) in favor of Quest Diagnostics Receivables Inc., a Delaware corporation, as purchaser (the “Buyer”), with respect to that certain Second Amended and Restated Receivables Sale Agreement dated as of April 20, 2004, by and between Quest Diagnostics Incorporated and certain of its wholly-owned subsidiaries from time to time party thereto as “Sellers” and the Buyer (as amended, supplemented, joined, restated and/or otherwise modified from time to time, the “Sale Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Sale Agreement.

          Subject to receipt of counterparts hereof signed by the Agents and the Buyer, by its signature below, each of the New Sellers hereby absolutely and unconditionally agrees to become a party to the Sale Agreement as a Seller thereunder and to be bound by the provisions thereof, including, without limitation, the provisions of Section 8.12 thereof.

          Attached hereto is an amended and restated version of Schedule 2.1(o) to the Sale Agreement. After giving effect to the amendments and restatements embodied therein, each of the representations and warranties contained in Article II of the Sale Agreement will be true and correct as to New Sellers.

          The “Responsible Officers” of each of the New Sellers will be any of its Chief Executive Officer, President, Vice President – Finance, Treasurer, Secretary or Assistant Secretary, acting singly.

          Delivered herewith are each of the documents, certificates and opinions required to be delivered by New Sellers pursuant to Article V of the Sale Agreement.

          The provisions of Article VIII of the Sale Agreement are incorporated in this Joinder Agreement by this reference with the same force and effect as if set forth in full herein except that references in such Article VIII to “this Agreement” shall be deemed to refer to “this Joinder Agreement and to the Sale Agreement as modified by this Joinder Agreement.”

          Please acknowledge your consent to New Sellers’ joinder in the Sale Agreement by signing the enclosed copy hereof in the appropriate space provided below and faxing a copy of such counterpart to (a) the Administrative Agent, at fax number (404) 214-5481, Attention: Elizabeth R. Wagner, and (b) to New Sellers at the fax number set forth below their signature hereto.

          IN WITNESS WHEREOF, New Sellers have executed this Joinder Agreement as of the 10th day of November, 2006.

LabOne, Inc.
Central Plains Laboratories, LLC
ExamOne World Wide, Inc.
LabOne of Ohio, Inc.
Systematic Business Services, Inc.

By:

	Name:	Joseph P. Manory
	Title:	Vice President and Treasurer

Address for Notices:
1290 Wall Street West
Lyndhurst, NJ 07071
Fax No. 201-729-8905

Each of the undersigned hereby consents to New Sellers’ joinder in the Sale Agreement:

WACHOVIA BANK, NATIONAL ASSOCIATION, as VFCC Agent and Administrative Agent

By:

Name:
Title:

CALYON NEW YORK BRANCH, as Atlantic Agent

By:

Name:
Title:

QUEST DIAGNOSTICS RECEIVABLES INC., as Buyer

By:

	Name:	Joseph P. Manory
	Title:	Vice President and Treasurer